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                                                                    EXHBIIT 10.5


                               SECURITY AGREEMENT


        THIS SECURITY AGREEMENT dated as of June 17, 2005 between Miller Industries, Inc., a Tennessee corporation, with its principal place of business and chief executive office located at 8503 Hilltop Drive, Suite 100, Ooltewah, Tennessee 37363 (the "Debtor"), and WACHOVIA BANK, NATIONAL ASSOCIATION with an office located at 171 17th Street NW, 100 Building, Atlanta, Georgia, 30363, as Lender (the "Lender") under the Credit Agreement (as hereinafter defined).

        WHEREAS, the Debtor and the Lender have entered into that certain Credit Agreement dated as of June 17, 2005 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lender has agreed to extend certain financial accommodations to the Debtor subject to the terms thereof;

        WHEREAS, it is a condition precedent to the Lender's extension of such financial accommodations under the Credit Agreement that the Debtor execute and deliver this Agreement;

        NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Debtor, the Debtor hereby agrees with the Lender as follows:

        SECTION 1. DEFINITIONS. (a) For the purposes of this Agreement:

        "AGREEMENT" means this Security Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

        "COLLATERAL" means all of the following properties, assets and rights of the Debtor, wherever located, whether now owned or hereafter acquired or arising: all personal and fixture property of every kind and nature including without limitation all goods, inventory, equipment, instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property (but, with respect to the Equity Interests of Foreign Subsidiaries, Collateral shall be limited to 65% of the Equity Interests of such Foreign Subsidiaries), supporting obligations, any other contract rights or rights to the payment of money, insurance claims, all general intangibles (including all payment intangibles), copyrights, trademarks, patents, and all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

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        "DEBTOR" has the meaning set forth in the first paragraph hereof.

        "DEFAULT" means any of the events specified in the definition of Event of Default, whether or not there has been satisfied any requirement for giving of notice, lapse of time or the happening of any other condition.

        "EVENT OF DEFAULT" means any of the following events, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

        (a) the occurrence of an "Event of Default" under and as defined in the Credit Agreement;

        (b) the loss, theft, destruction, reduction in value, damage to or condemnation of all of the Collateral, or any material part of the Collateral, which such loss, theft, destruction, reduction in value, damage or condemnation results in a Material Adverse Effect, unless such loss is fully covered by insurance proceeds, and such proceeds are disbursed as set forth in Section 7.5 of the Credit Agreement; or

        (c) the Lender's security interest should become unenforceable or cease to be of a first priority.

        "STATE" means the State of Georgia.

                (b) Unless otherwise set forth herein to the contrary, capitalized terms not otherwise defined herein shall have the meanings given such terms in the Credit Agreement, and, further, terms not otherwise defined herein which are defined in the Uniform Commercial Code of the State are used herein with the meanings ascribed to them in the Uniform Commercial Code of the State. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.

        SECTION 2. GRANT OF SECURITY. To secure the prompt and complete payment, observance and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, the Debtor hereby collaterally assigns and pledges to the Lender, and grants to the Lender a security interest and lien in and to, the Collateral. The Lender acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Company's compliance with Section 4(g).

        SECTION 3. AUTHORIZATION TO FILE FINANCING STATEMENTS. The Debtor hereby irrevocably authorizes the Lender at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the


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Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Lender promptly upon request.

        SECTION 4. OTHER ACTIONS. Further to insure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in the Collateral, the Debtor agrees, in each case at the Debtor's own expense, to take the following actions with respect to the following Collateral:

        (a) PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If the Debtor shall at any time hold or acquire any promissory notes or tangible chattel paper constituting Collateral, the Debtor shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify.

        (b)     [Reserved]

        (c) INVESTMENT PROPERTY. If the Debtor shall at any time hold or acquire any Equity Interests of Domestic Material Subsidiaries (and First Tier Foreign Subsidiaries, but in such case limited to only 65% of all outstanding Equity Interests of such First Tier Foreign Subsidiaries) in the form of certificated securities, the Debtor shall, at the Lender's request and option, endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify. If any Collateral consisting of securities now or hereafter acquired by the Debtor are uncertificated and are issued to the Debtor or its nominee directly by the issuer thereof, the Debtor shall immediately notify the Lender thereof and, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, cause the issuer to agree to comply with instructions from the Lender as to such securities, without further consent of the Lender or such nominee, provided, that in the case of securities relating to any Subsidiary, such shall be limited to Domestic Material Subsidiaries (and First Tier Foreign Subsidiaries, but in such case limited to only 65% of all outstanding Equity Interests of such First Tier Foreign Subsidiaries).

        (d) COLLATERAL IN THE POSSESSION OF A BAILEE. If any Collateral consisting of goods are at any time in the possession of a bailee, the Debtor shall promptly notify the Lender thereof and, if requested by the Lender, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Lender, that the bailee holds such Collateral for the benefit of the Lender and shall act upon the instructions of the Lender, without the further consent of the Debtor.

        (e) ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If the Debtor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record", as that


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term is defined in Section 201 of the federal Electronic Signatures in Global and national Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Debtor shall promptly notify the Lender thereof and, at the request of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control, under section 9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

        (f) LETTER-OF-CREDIT RIGHTS. If the Debtor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of the Debtor, the Debtor shall promptly notify the Lender thereof and, at the request and option of the Lender, the Debtor shall, pursuant to an agreement in form and substance satisfactory to the Lender, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Lender of the proceeds of any drawing under the letter of credit or (ii) arrange for the Lender to become the transferee beneficiary of the letter of credit, with the Lender agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in the Credit Agreement. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, the Debtor may retain the proceeds of any such letter of credit.

        (g) COMMERCIAL TORT CLAIMS. If the Debtor shall at any time hold or acquire a commercial tort claim, the Debtor shall promptly notify the Lender in a writing signed by the Debtor of the brief details thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Lender.

        (h) OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. The Debtor further agrees to take any other action reasonably requested by the Lender to insure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in any and all of the Collateral including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Debtor's signature thereon is required therefor, (ii) causing the Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (iv) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Lender and (vi) taking all actions required by applicable law in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

        SECTION 5. REPRESENTATIONS AND WARRANTIES REGARDING LEGAL STATUS. The Debtor represents and warrants to the Lender as follows: as of the date hereof
(a) the Debtor's exact


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legal name is Miller Industries, Inc., (b) the Debtor is corporation incorporated under the laws of the State of Tennessee, (c) the Debtor's organizational identification number is 0278652 and (d) the Debtor's chief executive office, as well as the Debtor's mailing address is 8503 Hilltop Drive, Suite 100, Ooltewah, Tennessee 37363.

        SECTION 6. COVENANTS REGARDING LEGAL STATUS. The Debtor covenants with the Lender as follows: (a) without providing at least thirty (30) days prior written notice to the Lender, the Debtor will not change its name, its primary place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Debtor does not have an organizational identification number and later obtains one, the Debtor will forthwith notify the Lender of such organizational identification number, and (c) the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

        SECTION 7. REPRESENTATIONS AND WARRANTIES REGARDING COLLATERAL, ETC. The Debtor further represents and warrants to the Lender as follows: (a) the Debtor is the owner of the Collateral, free from any lien, security interest or other encumbrance, except for Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of "farm products" as defined in ss. 9-102(a)(34) of the Uniform Commercial Code of the State, (c) as of the date hereof none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) as of the date hereof the Debtor does not hold any commercial tort claim except as indicated on Schedule 7(d) hereto, (e) the Debtor does hold or own any trademark, copyright or patent except as indicated on Schedule 7(e) hereto and
(e) the Debtor has at all times operated its business in compliance in all material respects with all applicable provisions of federal, state and local statutes and ordinances, including, without limitation, those dealing with the control, shipment, storage or disposal of hazardous materials or substances, except where the failure to so comply would not result in a Material Adverse Effect.

        SECTION 8. COVENANTS REGARDING COLLATERAL GENERALLY. The Debtor further covenants with the Lender as follows: (a) the Collateral, to the extent not delivered to the Lender pursuant to Section 4 and except for sales of inventory in the ordinary course of business and dispositions and transfers permitted under the Credit Agreement, will be kept at those locations listed on Schedule 8(a) hereto, and the Debtor will not remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to the Lender,
(b) except for the security interest herein granted and Permitted Liens, the Debtor shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender, (c) except for Permitted Liens, the Debtor shall not pledge, mortgage or create, or suffer to exist any lien, security interest or other encumbrance in the Collateral in favor of any Person other than the Lender, (d) the Debtor shall keep the Collateral in good order and repair and will not use the same in material violation of law or any policy of insurance thereon, (e) the Debtor shall permit the Lender, or its designee, to inspect the Collateral at any reasonable time and upon reasonable notice, wherever located,
(f) the Debtor will promptly pay when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in


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connection with the use or operation of the Collateral or incurred in connection therewith to the extent required pursuant to the Credit Agreement, (g) the Debtor shall continue to operate its business in compliance in all material respects with all applicable provisions of federal, state and local statutes and ordinances, including, without limitation, those dealing with the control, shipment, storage or disposal of hazardous materials or substances, except for those federal, state and local statues and ordinances, the failure with which to comply would not result in a Material Adverse Effect and (h) the Debtor shall not sell, transfer or otherwise dispose, or offer to sell, transfer or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory in the ordinary course of business and (ii) dispositions permitted by the Credit Agreement.

        SECTION 9. INSURANCE. The Debtor shall at all times maintain insurance on the Collateral as set forth in the Credit Agreement.

        SECTION 10. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

        (a) EXPENSES INCURRED BY LENDER. In the Lender's reasonable discretion, if the Debtor fails to timely do so (as required hereunder or under the Loan Documents), the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Debtor agrees to reimburse the Lender on demand for all reasonable expenditures so made. The Lender shall have no obligation to the Debtor or any other person to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

        (b) LENDER'S OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times. The Lender's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

        SECTION 11. SECURITIES AND DEPOSITS. After the occurrence and during the continuation of an Event of Default, the Lender may at any time, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time


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credited by or due from the Lender to the Debtor may at any time be applied to or set off against any of the Obligations then due and owing.

        SECTION 12. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. The Debtor shall, at the request and option of the Lender during a continuance of an Event of Default, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Lender in any account, chattel paper, general intangible, instrument constituting Collateral or other Collateral and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender's agent therefor, and the Lender may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments constituting Collateral and other Collateral received by the Debtor as trustee for the Lender, without commingling the same with other funds of the Debtor and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments. The Lender shall apply the proceeds of collection of such accounts, chattel paper, general intangibles, instruments and other Collateral received by the Lender to the Obligations in accordance with Section 10.4 of the Credit Agreement, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

        SECTION 13. POWER OF ATTORNEY.

        (a) APPOINTMENT AND POWERS OF LENDER. The Debtor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in the Lender's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following: (i) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Debtor's expense, at any time, or from time to time, all acts and things which the Lender deems necessary or advisable to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Debtor might do, including, without limitation, (A) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes constituting Collateral, (B) upon written notice to the Debtor, the exercise of voting rights with respect to voting securities constituting Collateral, which rights may be exercised, if the Lender so elects, with a view to causing the liquidation of assets of the issuer of any such securities and
(C) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of


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conveyance or transfer with respect to such Collateral; and (ii) to the extent that the Debtor's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Debtor's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may deem reasonably appropriate and to execute in the Debtor's name such financing statements and amendments thereto and continuation statements which may require the Debtor's signature.

        (b) RATIFICATION BY THE DEBTOR. To the extent permitted by law, the Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

        (c) NO DUTY ON LENDER. The powers conferred on the Lender hereunder are solely to protect the interests of the Lender in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for the Lender's own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final, non-appealable judgment).

         SECTION 14. RIGHTS AND REMEDIES. If an Event of Default shall have occurred and be continuing, the Lender, without any other notice to or demand upon the Debtor, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Lender may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtor's principal office(s) or at such other locations as the Lender may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to the Debtor at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtor hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender's rights and remedies hereunder, including, without limitation, its right following, and during the continuation of, an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

        SECTION 15. STANDARDS FOR EXERCISING RIGHTS AND REMEDIES. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it is not commercially unreasonable for the Lender (a) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third


                                       8
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party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Lender, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Debtor acknowledges that the purpose of this Section 15 is to provide non-exhaustive indications of what actions or omissions by the Lender would fulfill the Lender's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Lender's exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 15. Without limitation upon the foregoing, nothing contained in this Section 15 shall be construed to grant any rights to the Debtor or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 15.

        SECTION 16. NO WAIVER BY LENDER, ETC. The Lender shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

        SECTION 17. SURETYSHIP WAIVERS BY DEBTOR. The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of each description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable. The Lender shall have no


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

duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in
Section 10(b). The Debtor further waives any and all other suretyship defenses.

        SECTION 18. MARSHALLING. The Lender shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Lender in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

        SECTION 19. PROCEEDS OF DISPOSITIONS; EXPENSES. The Debtor agrees to pay to the Lender on demand any and all reasonable and actual expenses, including attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in Section
10.4 of the Credit Agreement. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by the Uniform Commercial Code of the State, any excess shall be returned to the Debtor. In the absence of final payment and satisfaction in full of all of the Obligations, the Debtor shall remain liable for any deficiency.

        SECTION 20. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

        SECTION 21. LITIGATION; GOVERNING LAW; CONSENT TO JURISDICTION. (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE DEBTOR AND THE LENDER WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDER AND THE DEBTOR HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN THE DEBTOR AND


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

THE LENDER OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS.

        (b) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE

        (c) EACH OF THE DEBTOR AND THE LENDER HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE NORTHERN DISTRICT OF GEORGIA OR, AT THE OPTION OF THE LENDER, ANY STATE COURT LOCATED IN GEORGIA, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE DEBTOR AND LENDER PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. THE DEBTOR AND THE LENDER EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS WITH RESPECT TO SUCH CLAIMS OR DISPUTES. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM, AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE LENDER OR THE ENFORCEMENT BY THE LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

        (d) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS AGREEMENT.

        SECTION 23. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 24. NOTICES. Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, as set forth in Section 11.1 of the Credit Agreement.

        SECTION 25. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such


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

provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

        SECTION 26. INDEMNIFICATION. The Debtor agrees to indemnify the Lender, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable and actual expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Lender in any way relating to or arising out of the operation of the Debtor's business, any action taken by the Lender with respect to any contract or account debtor pursuant to this Agreement or any other action taken by the Lender pursuant to the terms of this Agreement; PROVIDED, HOWEVER, that the Debtor shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Lender's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final, non-appealable judgment). Without limiting the generality of the foregoing, the Debtor agrees to reimburse the Lender promptly upon demand for any reasonable out-of-pocket expenses (including reasonable and actual counsel fees of the counsel(s) of the Lender's own choosing) incurred by the Lender in connection with the preparation, execution, administration, or enforcement of, or legal advice with respect to the rights or responsibilities of the parties under, this Agreement, any suit or action brought by the Lender to enforce the terms of this Agreement, any "lender liability" suit or claim brought against the Lender, and any claim or suit brought against the Lender arising under any federal or state environmental statute, rule or regulation, including, without limitation, the Superfund Act, or the Federal Resource Conservation and Recovery Act of 1976, as amended. Such reasonable out-of-pocket expenses (including reasonable and actual counsel fees) shall be advanced by the Debtor on the request of the Lender notwithstanding any claim or assertion that the Lender is not entitled to indemnification hereunder upon receipt of an undertaking by the Lender that the Lender will reimburse the Debtor if it is actually and finally determined by a court of competent jurisdiction that the Lender is not so entitled to indemnification. The agreements in this Section shall survive the termination of this Agreement. The Lender agrees to give the Debtor prompt notice of any suit or cause of action brought against the Lender which is covered by this Section.

        SECTION 27. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

        SECTION 28. MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement.

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        IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be duly executed and delivered under seal by its duly authorized officers as of the day first above written.


                                MILLER INDUSTRIES, INC.


                                By:  /s/ J. Vincent Mish
                                     -----------------------------------
                                     Name: J. Vincent Mish
                                          ------------------------------
                                     Title: Chief Financial Officer
                                           -----------------------------


Agreed and accepted as of the date first written above.

WACHOVIA BANK, NATIONAL ASSOCIATION


By:  /s/ Michael J. Romano
     -----------------------------
     Name: Michael J. Romano
          ------------------------
     Title: Vice President
           -----------------------


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